       OPPENHEIMER MUNICIPAL BOND FUND

       Semiannual Report January 31, 1997

       [PHOTO]

       "We want
       investment
       income
       that won't add
       to our taxes."

       [OPPENHEIMERFUNDS LOGO]

THIS FUND IS FOR PEOPLE WHO NEED A SOURCE OF INCOME THAT'S EXEMPT FROM CURRENT FEDERAL TAXES.

                                     YIELD

                              STANDARDIZED YIELDS

For the 30 Days Ended 1/31/97:(4)

Class A


  4.88%


Class B

  4.34%


Class C


  4.33%

                                BEAT THE AVERAGE

Total Return for the 1-Year Period
Ended 12/31/96:

Oppenheimer Municipal Bond
Fund (at net asset value)(2)

  5.17%


Lipper General Municipal Debt
Fund Average for 225 Funds for
the 1-Year Period Ended 12/31/96(5)

  3.30%


HOW YOUR FUND IS MANAGED


Oppenheimer Municipal Bond Fund invests in a diversified portfolio of municipal bonds. As a Fund shareholder, you receive income that is free from federal income taxes(1). Your dividends don't increase your taxable income the way taxable investments do, so you can keep more of what you earn.


PERFORMANCE


Cumulative total returns for the six months ended 1/31/97 were 4.36% for Class A shares, 3.87% for Class B shares and 3.86% for Class C shares, without deducting sales charges(2).

     Your Fund's average annual total returns for Class A shares for the 1-, 5- and 10-year periods ended 12/31/96 were 0.18%, 5.81% and 6.61%, respectively. For Class B shares, average annual total returns for the 1-year period ended 12/31/96 and since inception on 3/16/93 were (0.59)% and 4.17%, respectively. For Class C shares, average annual total returns for the 1-year period ended 12/31/96 and since inception on 8/29/95 were 3.36% and 7.55%, respectively(3).

OUTLOOK

"We remain optimistic and, given current market conditions, we believe that municipal bond investments offer a good value."



                                                Jerry Webman, Portfolio Manager
                                                               January 31, 1997


Total returns include change in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. For more complete information, please review the prospectus carefully before you invest. As of October 10, 1996, the Fund's name has been changed from "Oppenheimer Tax-Free Bond Fund."

1. A portion of the distributions paid by the Fund may be subject to federal and state income taxes. For investors subject to federal and/or state alternative minimum tax (AMT), the Fund's distributions may increase this tax. Capital gains distributions, if any, are taxed as capital gains.

2. Includes change in net asset value per share without deducting any sales charges. Such performance is not annualized and would have been lower if sales charges were taken into account.

3. Class A returns include the current maximum initial sales charge of 4.75%. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 3% (since inception). Class C returns include the 1% contingent deferred sales charge for the 1-year result. An explanation of the different performance calculations is in the Fund's prospectus. Class B and Class C shares are subject to an annual 0.75% asset-based sales charge.

4. Standardized yield is based on net investment income calculated for the 30-day period ended 1/31/97. Falling net asset values will tend to artificially raise yields.

5. Source: Lipper Analytical Services, 12/31/96. The Lipper average is shown for comparative purposes only. Oppenheimer Municipal Bond Fund is characterized by Lipper as a general municipal debt fund. Lipper performance is based on total return and does not take sales charges into account.


2      Oppenheimer Municipal Bond Fund

[PHOTO]

Bridget A. Macaskill
President
Oppenheimer
Municipal Bond Fund

DEAR SHAREHOLDER,


It's true that the stock market of 1996 received virtually all the recognition this past year. While excitement during the second half of the year revolved around equities, the bond market was experiencing a quiet, yet solid, rebound.

     Some analysts anticipated that moderated economic growth and low inflation would help stabilize interest rates, and even lower them--all factors that would be beneficial for the bond market. During the second half of 1996, that's exactly how events unfolded. In October, when the economy was characterized by a firm dollar, low inflation and slow growth, the Federal Reserve responded by maintaining its hands-off approach to interest rates. It appeared that earlier concerns about rapid inflationary growth had been overblown, and interest rates declined soon afterward. With continued, sustainable, non-inflationary growth of around 2% to 2.5%, and no interest rate raises expected from the Federal Reserve, the economy seemed to have settled into a comfortable pattern of neither too little nor too much growth.

     Moving ahead to 1997, President Clinton has pledged to focus on balancing the federal budget during his second term. In fact, politicians from every camp are discussing their intent to reduce the budget, perhaps through a balanced budget amendment. Such a move should prove beneficial for the municipal bond market. The other good news for municipal bond investors is that President Clinton has no plans of initiating a flat tax, a proposal that would have eliminated the tax advantages of municipal bonds.

     On the other hand, investors may have experienced some volatility in the income stream from municipal bond funds. This is primarily because the availability of quality bonds paying high dividends has decreased over the past few years, making it more difficult to find value bonds. We believe that over the long term and on a tax-adjusted basis, our funds will continue to offer value with the potential for higher total return.

     When you consider the combination of these developments last year--a sustained economic growth pattern, the assurance of a balanced federal budget and the dissipated threat of a flat tax--the tax advantages of municipal bond investing become much more attractive.

     Your portfolio managers discuss the outlook for your Fund in light of these broad issues on the following pages. Thank you for your confidence in OppenheimerFunds. We look forward to helping you reach your investment goals in the future.


/s/ BRIDGET A. MACASKILL

Bridget A. Macaskill


February 24, 1997

3      Oppenheimer Municipal Bond Fund

Q + A

[PHOTO]

Q WHAT
AREAS ARE
YOU CURRENTLY
TARGETING?

AN INTERVIEW WITH YOUR FUND'S MANAGERS.

HOW HAS THE FUND PERFORMED?

Our performance has been relatively strong. We attribute the Fund's success to our strategy of mixing high-yield municipal bonds with U.S. Treasury and municipal futures contracts that act as a hedge against rising interest rates. As a result of this mixture, Oppenheimer Municipal Bond Fund finished 6th out of 225 general municipal debt funds ranked by Lipper Analytical Services for the 1-year period ended 12/31/96(1). This ranking places the Fund in the first quartile of its peer group.

[PHOTO]

WHAT INVESTMENT STRATEGIES MADE POSITIVE CONTRIBUTIONS TO PERFORMANCE?

Our concentration on high coupon bonds worked well for us throughout the period and provided the Fund with a steady income stream. In the second quarter of this year, we bought some attractive higher-yielding municipal bonds, in hospitals and basic industrial companies, that enabled the Fund to capture some unusually high income. When the market began to rally in the second half of 1996, these bonds were in demand, and we were able to benefit. Because higher-yielding bonds often have a lower rating, they require careful analysis of the risk of default.

     In the second quarter, we bought some lower-rated and zero coupon bonds that were out of favor. We reduced their volatility risk by hedging them with Treasury futures contracts. When the bond market rallied in the fall, we were able to reduce the hedges and these purchases worked out very well for us.

     We were also able to benefit from securities that had less desirable credit but have improved over the period. For example, the credit rating of our airline holdings improved

1. Source: Lipper Analytical Services, 12/31/96. Oppenheimer Municipal Bond Fund was ranked 36 out of 103 funds in its category for the 5-year period ended 12/31/96 and 31 out of 64 funds for the 10-year period ended 12/31/96. Oppenheimer Municipal Bond Fund is characterized by Lipper as a general municipal debt fund. Lipper performance is based on total return and does not take sales charges into account.

4      Oppenheimer Municipal Bond Fund

FACING PAGE

Top left: Jerry Webman,
Portfolio Manager

Top right: Michael Maciolek,
Securities Analyst

Bottom: Len Darling, Executive
VP, Director of Fixed Income
Investments

THIS PAGE

Top: Robert Patterson, Member
of Tax-Exempt Fixed Income
Investments Team

Bottom: Caryn Halbrecht, Member
of Tax-Exempt Fixed Income Invest-
ments Team, with Donna Compert,
Municipal Securities Trader

A We are targeting
California development
districts and infrastructure
financing
projects.


because general perception of the industry is better and airline travel has increased. And because we were overweighted in this area, the Fund has benefited. Finally, as the economy has become stronger, some of the basic industry positions, such as paper and steel companies, have done well for us(2).

DID ANY INVESTMENTS PERFORM POORLY?

In the last six months, as interest rates have fallen, prerefunded bonds have not performed as well as discount and zero coupon bonds. Fortunately, we correctly anticipated the fourth quarter decline in interest rates and offset our prerefunded bond exposure with long positions in Treasury futures that gave the portfolio a boost when the market rallied.

[PHOTO]

WHAT AREAS OF THE MARKET ARE YOU CURRENTLY TARGETING?

We believe California development districts and infrastructure financing projects will offer some interesting opportunities during 1997. We plan to seek those opportunities in economically strong parts of the state where the business growth and demographic growth seem appropriate. We're looking at the Southern California area, in Orange County, where despite political problems a few years ago, the economics continue to appear very favorable. We're also looking at some correctional facilities in California and New York, as well as some airports in Texas that are tied to our airline holdings.

WHAT IS YOUR OUTLOOK FOR THE FUND?

We continue to maintain a positive outlook. Currently, long-term interest rates are attractive since there doesn't appear to be any real inflation on the horizon, and we are continuing to see steady, moderate economic growth in the United States and weak growth abroad. Also, we will remain alert to significant changes in those favorable conditions. In the meantime, we remain optimistic and, given current market conditions, we believe that municipal bond investments offer a good value.

[PHOTO]

2. The Fund's portfolio is subject to change.

5      Oppenheimer Municipal Bond Fund

STATEMENT OF INVESTMENTS   January 31, 1997 (Unaudited)

                                                                              RATINGS: MOODY'S/  FACE              MARKET VALUE
                                                                              S&P'S/FITCH'S      AMOUNT            SEE NOTE 1
================================================================================================================================
MUNICIPAL BONDS AND NOTES--99.3%
--------------------------------------------------------------------------------------------------------------------------------
ALABAMA--1.2%
       Huntsville, AL Health Care Authority Facilities RB,
       Series B, MBIA Insured, 6.625%, 6/1/23                                 Aaa/AAA            $ 7,235,000       $  7,902,356
--------------------------------------------------------------------------------------------------------------------------------
ALASKA--0.6%
       Anchorage, AK EU RB, Sr. Lien, Series B, 5.50%, 2/1/26                 Aaa/AAA              4,000,000          3,878,880
--------------------------------------------------------------------------------------------------------------------------------
ARIZONA--0.9%
       Central AZ Irrigation & Drainage District GORB,
       6%, 6/1/13                                                             NR/NR                1,094,150            852,168
       -------------------------------------------------------------------------------------------------------------------------
       Navajo Cnty., AZ IDAU RB,
       Stone Container Corp. Project, 7.40%, 4/1/26                           NR/NR                5,000,000          5,258,200
                                                                                                                   ------------
                                                                                                                      6,110,368

--------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA--13.4%
       CA HFA Home Mtg. RB, Series C:
       6.65%, 8/1/14                                                          Aa2/AA-              5,000,000          5,210,700
       6.75%, 2/1/25                                                          Aa2/AA-              4,980,000          5,203,502
       -------------------------------------------------------------------------------------------------------------------------
       CA HFFAU RB, Episcopal Homes Project,
       Series A, 7.80%, 7/1/15                                                NR/A+                1,000,000          1,065,020
       -------------------------------------------------------------------------------------------------------------------------
       CA PWBL RB, Department of Corrections,
       Series A, AMBAC Insured:
       5.50%, 1/1/14                                                          Aaa/AAA/AAA          6,750,000          6,716,587
       5.50%, 1/1/17                                                          Aaa/AAA/AAA          6,000,000          5,889,360
       -------------------------------------------------------------------------------------------------------------------------
       CA PWBL RB, University of California Regents,
       Series A, AMBAC Insured, 6.40%, 12/1/16                                Aaa/AAA/AAA          8,700,000          9,395,739
       -------------------------------------------------------------------------------------------------------------------------
       CA PWBL RRB, CA State University,
       Series A, AMBAC Insured, 5.375%, 10/1/17                               Aaa/AAA/A-           5,500,000          5,313,220
       -------------------------------------------------------------------------------------------------------------------------
       CA Statewide CDAU Revenue COP,
       Cedars-Sinai Medical Center, 5.40%, 11/1/15                            A1/NR                3,000,000          2,785,560
       -------------------------------------------------------------------------------------------------------------------------
       Foothill/Eastern Transportation Corridor Agency
       CA Toll Road RB, Sr. Lien, Series A, 6.50%, 1/1/32                     Baa/BBB-/BBB        10,500,000         10,931,235
       -------------------------------------------------------------------------------------------------------------------------
       Industry, CA Urban Development Agency
       Tax Allocation Bonds, Transportation Distribution
       Project No. 3, 6.90%, 11/1/07                                          NR/A-                  500,000            542,885
       -------------------------------------------------------------------------------------------------------------------------
       Los Angeles, CA Regional AIC Lease RRB,
       Facilities Sublease-International Airport Project,
       6.35%, 11/1/25                                                         Baa3/BB+             8,930,000          9,132,890
       -------------------------------------------------------------------------------------------------------------------------
       Pomona, CA SFM RRB, Escrowed to Maturity,
       Series A, 7.60%, 5/1/23                                                NR/AAA               6,000,000          7,546,620
       -------------------------------------------------------------------------------------------------------------------------
       Redding, CA Electric System Revenue COP,
       FGIC Insured, Inverse Floater, 7.586%, 6/1/19(1)                       Aaa/AAA/AAA          6,000,000          5,745,000
       -------------------------------------------------------------------------------------------------------------------------
       San Joaquin Hills, CA Transportation Corridor
       Agency Toll Road RB, Sr. Lien, 6.75%, 1/1/32                           NR/NR/BBB           12,700,000         13,361,797
                                                                                                                   ------------
                                                                                                                     88,840,115
--------------------------------------------------------------------------------------------------------------------------------
COLORADO--0.9%
       CO HFAU RB, Rocky Mountain
       Adventist Health System, 6.625%, 2/1/22                                Baa2/BBB             5,000,000          5,125,500
       -------------------------------------------------------------------------------------------------------------------------
       Jefferson Cnty., CO School District No. R-001 GOB,
       AMBAC Insured, 6.25%, 12/15/12                                         Aaa/AAA/AAA            500,000            526,180
                                                                                                                   -------------
                                                                                                                      5,651,680

6      Oppenheimer Municipal Bond Fund

                                                                              RATINGS: MOODY'S/  FACE               MARKET VALUE
                                                                              S&P'S/FITCH'S      AMOUNT             SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------------------
CONNECTICUT--2.3%
       Mashantucket, CT Western Pequot Tribe Special RB,
       Series A, 6.40%, 9/1/11(2)                                             Baa/BBB            $15,000,000        $15,325,200
--------------------------------------------------------------------------------------------------------------------------------
FLORIDA--5.6%
       Broward Cnty., FL RR RB:
       Broward Waste Energy-LP North Project, 7.95%, 12/1/08                  A/A                  5,735,000          6,304,084
       Ses Broward Co.-LP South Project, 7.95%, 12/1/08                       A/A-                 9,450,000         10,387,723
       -------------------------------------------------------------------------------------------------------------------------
       Dade Cnty., FL IDAU RB, Miami
       Cerebral Palsy Services Project, 8%, 6/1/22                            NR/NR                3,000,000          3,020,970
       -------------------------------------------------------------------------------------------------------------------------
       FL BOE Capital Outlay GORB, 8.40%, 6/1/07                              Aa/AA                  750,000            948,532
       -------------------------------------------------------------------------------------------------------------------------
       FL HFA RRB, SFM, Series A, 6.35%, 7/1/14                               Aaa/AAA                900,000            928,233
       -------------------------------------------------------------------------------------------------------------------------
       Hillsborough Cnty., FL IDAU PC RRB,
       Tampa Electric Co. Project, Series 92, 8%, 5/1/22                      Aa3/AA/AA-           4,000,000          4,652,600
       -------------------------------------------------------------------------------------------------------------------------
       Tampa, FL Water & Sewer RRB, Prerefunded,
       6.60%, 10/1/14                                                         Aaa/AAA              9,950,000         11,056,738
                                                                                                                   ------------
                                                                                                                     37,298,880

--------------------------------------------------------------------------------------------------------------------------------
GEORGIA--2.8%
       GA Municipal Electric Authority Special Obligation Bonds,
       Fifth Crossover Series, Project One:
       6.50%, 1/1/17                                                          A/A                 10,750,000         11,718,252
       MBIA Insured, 6.50%, 1/1/17                                            Aaa/AAA              1,000,000          1,120,700
       Sixth Crossover Series, Project One,
       MBIA Insured, 6.50%, 1/1/12                                            Aaa/AAA                500,000            560,470
       -------------------------------------------------------------------------------------------------------------------------
       Savannah, GA EDAU ID RB,
       Stone Container Corp. Project, 7.40%, 4/1/26                           NR/NR                5,000,000          5,258,200
                                                                                                                   ------------
                                                                                                                     18,657,622

--------------------------------------------------------------------------------------------------------------------------------
HAWAII--0.1%
       Honolulu, HI City & Cnty. GOB, Series B, 6.10%, 6/1/11                 Aa/AA                  500,000            528,190
--------------------------------------------------------------------------------------------------------------------------------
ILLINOIS--1.7%
       Hoffman Estates, IL Tax Increment RB, ED Project,
       7.625%, 11/15/09                                                       Aaa/AAA                825,000            893,458
       -------------------------------------------------------------------------------------------------------------------------
       IL HFAU RB, Hinsdale Hospital Project,
       Unrefunded Balance, Series C, 9.50%, 11/15/19                          Baa1/BBB               935,000          1,062,169
       -------------------------------------------------------------------------------------------------------------------------
       IL Regional Transportation Authority RB,
       AMBAC Insured, 7.20%, 11/1/20                                          Aaa/AAA/AAA          7,500,000          9,003,150
                                                                                                                   ------------
                                                                                                                     10,958,777

--------------------------------------------------------------------------------------------------------------------------------
INDIANA--4.0%
       IN HFFAU Hospital RB,
       Clarian Health Partners, Inc., 5.50%, 2/15/16                          Aa3/AA/A             5,000,000          4,797,750
       -------------------------------------------------------------------------------------------------------------------------
       Indianapolis, IN Airport Authority RB, Special Facilities:
       Federal Express Corp. Project, 7.10%, 1/15/17                          Baa2/BBB            10,000,000         10,776,100
       United Airlines Project, Series A, 6.50%, 11/15/31                     Baa2/BB             10,500,000         10,699,185
                                                                                                                  -------------
                                                                                                                     26,273,035

7      Oppenheimer Municipal Bond Fund

                                                                              RATINGS: MOODY'S/  FACE               MARKET VALUE
                                                                              S&P'S/FITCH'S      AMOUNT             SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------------------
KENTUCKY--0.4%
       Kenton Cnty., KY AB RB, Special Facilities--
       Delta Airlines Project, Series A, 6.125%, 2/1/22                       Baa3/BB+           $ 2,790,000         $2,748,959
--------------------------------------------------------------------------------------------------------------------------------
LOUISIANA--1.6%
       New Orleans, LA Home Mtg. Authority
       Special Obligation Refunding Bonds,
       Escrowed to Maturity, 6.25%, 1/15/11                                   Aaa/AAA              9,500,000         10,298,760
--------------------------------------------------------------------------------------------------------------------------------
MARYLAND--0.1%
       MD University System Auxiliary Facilities &
       Tuition RRB, Series A, 5.90%, 2/1/03                                   Aa3/AA+/AA             500,000            531,935

--------------------------------------------------------------------------------------------------------------------------------
MASSACHUSETTS--4.0%
       MA Bay Transportation Authority RRB,
       General Transportation System, Series A, 5.50%, 3/1/12                 A1/A+/A+            12,000,000         12,115,920
       -------------------------------------------------------------------------------------------------------------------------
       MA GORB, Series B, MBIA Insured, 6.50%, 8/1/11                         Aaa/AAA/AAA          1,000,000          1,083,590
       -------------------------------------------------------------------------------------------------------------------------
       MA Water Resource Authority RB, Series A, 6.50%, 7/15/19               A/A/A               12,225,000         13,629,286
                                                                                                                   ------------
                                                                                                                     26,828,796

--------------------------------------------------------------------------------------------------------------------------------
MICHIGAN--7.0%
       Detroit, MI GORB, Series B:
       6.25%, 4/1/09                                                          Baa/BBB              4,065,000          4,169,105
       6.375%, 4/1/06                                                         Baa/BBB              2,000,000          2,105,360
       6.375%, 4/1/07                                                         Baa/BBB                500,000            524,570
       -------------------------------------------------------------------------------------------------------------------------
       Detroit, MI Sewage Disposal RB, FGIC Insured,
       Inverse Floater, 7.695%, 7/1/23(1)                                     Aaa/AAA/AAA         13,200,000         12,325,500
       -------------------------------------------------------------------------------------------------------------------------
       Detroit, MI Water Supply System RB:
       Prerefunded, FGIC Insured, Inverse Floater,
       9.069%, 7/1/22(1)                                                      Aaa/AAA/AAA          3,700,000          4,467,750
       Unrefunded Balance, FGIC Insured,
       Inverse Floater, 9.069%, 7/1/22(1)                                     Aaa/AAA              1,500,000          1,657,500
       -------------------------------------------------------------------------------------------------------------------------
       MI Hospital FAU RRB:
       FSA Insured, Inverse Floater, 8.873%, 2/15/22(1)                       Aaa/AAA              5,000,000          5,400,000
       Sisters of Mercy Hospital,
       Series H, MBIA Insured, 7.50%, 8/15/13                                 Aaa/AAA              1,000,000          1,049,400
       -------------------------------------------------------------------------------------------------------------------------
       MI Strategic Fund SWD RRB,
       Genesee Power Station Project, 7.50%, 1/1/21                           NR/NR                3,650,000          3,708,108
       -------------------------------------------------------------------------------------------------------------------------
       Wayne Cnty., MI Special Airport Facilities RRB,
       Northwest Airlines, Inc. Facilities,
       Series 1995, 6.75%, 12/1/15                                            NR/NR               10,490,000         10,737,144
                                                                                                                   ------------
                                                                                                                     46,144,437
--------------------------------------------------------------------------------------------------------------------------------
NEW HAMPSHIRE--0.2%
       NH Housing FAU RB, SFM, Series C, 6.90%, 7/1/19                        Aa/NR                1,000,000          1,042,780
--------------------------------------------------------------------------------------------------------------------------------
NEW JERSEY--4.5%
       Bergen Cnty., NJ MUAU Water PC RB,
       Series A, FGIC Insured, 6.50%, 12/15/12(3)                             Aaa/AAA/AAA          5,600,000          6,083,896
       -------------------------------------------------------------------------------------------------------------------------
       NJ GOB, Series D, 8%, 2/15/07                                          Aa1/AA+/AA+          3,100,000          3,833,894
       -------------------------------------------------------------------------------------------------------------------------
       NJ Mtg. & HFA MH RB, Series C, 9.75%, 11/1/27                          NR/AA                1,000,000          1,027,260
       -------------------------------------------------------------------------------------------------------------------------
       NJ Turnpike Authority RRB, Series C:
       6.50%, 1/1/16                                                          Baa1/BBB+/A-        16,150,000         17,603,338
       MBIA Insured, 6.50%, 1/1/16                                            Aaa/AAA              1,100,000          1,228,964
                                                                                                                   -------------
                                                                                                                     29,777,352

8      Oppenheimer Municipal Bond Fund

                                                                              RATINGS: MOODY'S/  FACE               MARKET VALUE
                                                                              S&P'S/FITCH'S      AMOUNT             SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------------------
NEW YORK--11.9%
       NYC GOB:
       Inverse Floater, 7.278%, 8/1/15(1)                                     Baa1/BBB+          $ 3,050,000        $ 2,737,375
       Prerefunded, Series D, 8%, 8/1/15                                      Aaa/BBB+            10,780,000         12,436,347
       Series H, 6.125%, 8/1/25                                               Baa1/BBB+/A-         5,000,000          4,933,700
       Unrefunded Balance, Series A, 7.75%, 8/15/16                           Baa1/BBB+              152,500            169,492
       Unrefunded Balance, Series D, 8%, 8/1/15                               Baa1/BBB+              220,000            245,599
       Unrefunded Balance, Series G, 7.625%, 2/1/15                           Baa1/BBB+/A-            90,000             99,728
       -------------------------------------------------------------------------------------------------------------------------
       NYC GORB, Series B, MBIA Insured, 6.20%, 8/15/06                       Aaa/AAA             10,000,000         10,869,300
       -------------------------------------------------------------------------------------------------------------------------
       NYC IDAU Special Facilities RB, Terminal One
       Group Assn. Project, 6%, 1/1/19                                        A/A/A-               6,000,000          5,902,740
       -------------------------------------------------------------------------------------------------------------------------
       NYS DAU RB, CUS:
       Prerefunded, Series A, 7.625%, 7/1/20                                  Aaa/BBB              9,500,000         10,652,730
       Prerefunded, Series F, 7.875%, 7/1/07                                  Aaa/BBB              3,005,000          3,391,713
       -------------------------------------------------------------------------------------------------------------------------
       NYS DAU RRB, SUEFS,
       Prerefunded, Series A, 7.70%, 5/15/12                                  Aaa/BBB+/A           5,000,000          5,600,200
       -------------------------------------------------------------------------------------------------------------------------
       NYS GOB, 6.875%, 3/1/12                                                A/A-                 1,000,000          1,087,220
       -------------------------------------------------------------------------------------------------------------------------
       NYS HFAU RRB:
       NYC HF, Series A, 6%, 11/1/06                                          Baa/BBB+             4,000,000          4,112,480
       NYC HF, Series A, 6%, 5/1/08                                           Baa/BBB+             2,000,000          2,029,200
       Unrefunded Balance, 7.90%, 11/1/99                                     Baa2/BBB+            5,450,000          5,768,662
       -------------------------------------------------------------------------------------------------------------------------
       NYS LGAC RB:
       Series A, 7.125%, 4/1/11                                               A/A/A+                 745,000            832,225
       Series D, 7%, 4/1/11                                                   A/A/A+                 900,000          1,013,589
       -------------------------------------------------------------------------------------------------------------------------
       NYS Mtg. Agency RB, Ninth Series B, 8.30%, 10/1/17                     Aa/NR                1,715,000          1,758,887
       -------------------------------------------------------------------------------------------------------------------------
       NYS PAU RB, Series V, 7.875%, 1/1/07                                   Aa/AA-               3,000,000          3,160,050
       -------------------------------------------------------------------------------------------------------------------------
       PAUNYNJ Consolidated RB,
       Series Fifty-One E, 7%, 12/1/14                                        A1/AA-               2,000,000          2,053,540
                                                                                                                   ------------
                                                                                                                     78,854,777

--------------------------------------------------------------------------------------------------------------------------------
NORTH CAROLINA--1.0%
       NC Medical Care Commission HCF RB,
       Carolina Medicorp Project, 5.25%, 5/1/26                               Aa3/AA/AA            7,000,000          6,501,950
--------------------------------------------------------------------------------------------------------------------------------
OHIO--2.4%
       Cleveland, OH PPS First Mtg. RB,
       Series A, MBIA Insured, 7%, 11/15/16                                   Aaa/AAA              2,000,000          2,260,960
       -------------------------------------------------------------------------------------------------------------------------
       OH Building Authority RB, Juvenile Correctional Projects,
       Series A, AMBAC Insured, 6.60%, 10/1/14                                Aaa/AAA/AAA            500,000            549,995
       -------------------------------------------------------------------------------------------------------------------------
       OH HFA SFM RB, Series B, Inverse Floater,
       9.943%, 3/1/31(1)                                                      Aaa/AAA              5,430,000          5,945,850
       -------------------------------------------------------------------------------------------------------------------------
       OH Solid Waste RB, Republic Engineered
       Steels, Inc. Project, 9%, 6/1/21                                       NR/NR                6,000,000          6,174,720
       -------------------------------------------------------------------------------------------------------------------------
       Summit Cnty., OH General Obligation RB, 6.625%, 12/1/12                Aaa/AAA/AAA          1,200,000          1,311,636
                                                                                                                   ------------
                                                                                                                     16,243,161

9      Oppenheimer Municipal Bond Fund

                                                                              RATINGS: MOODY'S/  FACE              MARKET VALUE
                                                                              S&P'S/FITCH'S      AMOUNT            SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------------------
OKLAHOMA--1.7%
       Muskogee, OK Industrial Trust PC RB,
       Oklahoma Gas & Electric Co., Series A, 7%, 3/1/17                      A1/AA-             $ 1,575,000       $  1,609,162
       -------------------------------------------------------------------------------------------------------------------------
       Tulsa, OK Municipal Airport Trust RB,
       American Airlines Project, 6.25%, 6/1/20                               Baa2/BB+             9,820,000          9,938,920
                                                                                                                   ------------
                                                                                                                     11,548,082

--------------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA--6.9%
       Delaware Cnty., PA IDAU RRB, RR Project,
       Series A, 8.10%, 12/1/13                                               Aa3/AA-              3,320,000          3,468,836
       -------------------------------------------------------------------------------------------------------------------------
       PA EDFAU RR RB, Colver Project, Series D, 7.15%, 12/1/18               NR/BBB-              3,000,000          3,154,380
       -------------------------------------------------------------------------------------------------------------------------
       PA GOB, Second Series A, 6.60%, 11/1/11                                A1/AA--/AA-            810,000            871,058
       -------------------------------------------------------------------------------------------------------------------------
       PA HEAA Student Loan RB, AMBAC Insured,
       Inverse Floater, 8.462%, 3/1/22(1)                                     Aaa/AAA/AAA         17,500,000         18,025,000
       -------------------------------------------------------------------------------------------------------------------------
       PA Turnpike Commission RRB, Series N, 6.50%, 12/1/13                   Aaa/AAA                750,000            797,033
       -------------------------------------------------------------------------------------------------------------------------
       Philadelphia, PA Water & Sewer RRB,
       Escrowed to Maturity, Tenth Series, 7.35%, 9/1/04                      Aaa/AAA              2,221,000          2,532,340
       -------------------------------------------------------------------------------------------------------------------------
       Philadelphia, PA Water & Wastewater RB,
       FGIC Insured, 10%, 6/15/05                                             Aaa/AAA/AAA          6,100,000          8,232,438
       -------------------------------------------------------------------------------------------------------------------------
       Schuylkill Cnty., PA IDAU RR RRB,
       Schuylkill Energy Resources, Inc., 6.50%, 1/1/10                       NR/NR                9,030,000          8,676,927
                                                                                                                   ------------
                                                                                                                     45,758,012

--------------------------------------------------------------------------------------------------------------------------------
SOUTH CAROLINA--2.5%
       Florence Cnty., SC ID RB, Stone Container Project,
       7.375%, 2/1/07                                                         NR/NR                3,000,000          3,146,760
       -------------------------------------------------------------------------------------------------------------------------
       Piedmont, SC MPA RRB:
       Prerefunded, Series A, FGIC Insured, 6.50%, 1/1/16                     Aaa/AAA                285,000            318,413
       Unrefunded Balance, Series A, FGIC Insured, 6.50%, 1/1/16              Aaa/AAA              1,715,000          1,901,026
       -------------------------------------------------------------------------------------------------------------------------
       SC Public Service Authority RB, Prerefunded,
       Santee Cooper, Series D, AMBAC Insured, 6.50%, 7/1/24                  Aaa/AAA/AAA         10,000,000         11,111,200
                                                                                                                   ------------
                                                                                                                     16,477,399

--------------------------------------------------------------------------------------------------------------------------------
TEXAS--11.6%
       AAAU TX Special Facility RB:
       American Airlines, Inc. Project, 7%, 12/1/11                           Baa2/BB+             3,000,000          3,324,780
       Federal Express Corp. Project, 6.375%, 4/1/21                          Baa2/BBB             9,100,000          9,185,813
       -------------------------------------------------------------------------------------------------------------------------
       Cypress-Fairbanks, TX Independent School District
       CAP GORB, Series A, Zero Coupon:
       5.886%, 2/15/14(4)                                                     Aaa/AAA             15,710,000          5,950,163
       5.85%, 2/15/15(4)                                                      Aaa/AAA             15,000,000          5,329,050
       5.908%, 2/15/16(4)                                                     Aaa/AAA             16,240,000          5,397,689
       -------------------------------------------------------------------------------------------------------------------------
       Dallas-Fort Worth, TX International Airport Facilities
       Improvement Corp. RB, American Airlines, Inc.,
       7.25%, 11/1/30                                                         Baa2/BB+             8,000,000          8,612,560
       -------------------------------------------------------------------------------------------------------------------------
       Harris Cnty., TX GORRB, Toll Road Project, Sub Lien:
       6.75%, 8/1/14                                                          Aa/AA                1,000,000          1,082,600
       Series A, 6.50%, 8/15/15                                               Aa/AA                1,000,000          1,075,290

10     Oppenheimer Municipal Bond Fund

                                                                              RATINGS: MOODY'S/  FACE              MARKET VALUE
                                                                              S&P'S/FITCH'S      AMOUNT            SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------------------
TEXAS
(CONTINUED)
       Houston, TX Airport System RB, Sub Lien, Series B,
       FGIC Insured, 6.625%, 7/1/22                                           Aaa/AAA/AAA        $ 1,000,000       $  1,083,240
       -------------------------------------------------------------------------------------------------------------------------
       Houston, TX WSS RRB, Prior Lien, Series B:
       6.40%, 12/1/09                                                         A3/A/A               1,000,000          1,071,050
       6.75%, 12/1/08                                                         A3/A/A                 500,000            541,735
       -------------------------------------------------------------------------------------------------------------------------
       North Central TX HFDC Hospital RB,
       Baylor Health Care Project, Series B, Inverse Floater:
       7.65%, 5/15/06(1)                                                      Aa2/AA               3,000,000          3,276,960
       7.75%, 5/15/08(1)                                                      Aa2/AA               5,000,000          5,460,450
       -------------------------------------------------------------------------------------------------------------------------
       TX MPA CAP RRB, MBIA Insured, Zero Coupon:
       5.95%, 9/1/13(4)                                                       Aaa/AAA/A+           6,900,000          2,703,765
       5.93%, 9/1/14(4)                                                       Aaa/AAA/A+          17,500,000          6,425,650
       5.85%, 9/1/15(4)                                                       Aaa/AAA/A+          10,000,000          3,443,400
       5.985%, 9/1/16(4)                                                      Aaa/AAA/A+          39,990,000         12,879,579
                                                                                                                   ------------
                                                                                                                     76,843,774

--------------------------------------------------------------------------------------------------------------------------------
VERMONT--0.2%
       VT HFA Home Mtg. Purchase RB, Series A, 7.85%, 12/1/29                 A1/A-                1,570,000          1,650,745
--------------------------------------------------------------------------------------------------------------------------------
WASHINGTON--4.3%
       WA Public Power Supply System RRB,
       Nuclear Project No. 1, Series A, 5.40%, 7/1/12                         Aa1/AA-/AA-         30,000,000         28,209,000
--------------------------------------------------------------------------------------------------------------------------------
WEST VIRGINIA--0.5%
       WV Parkways ED & Tourism Authority RB,
       Inverse Floater, 7.829%, 5/16/19(1)                                    Aaa/AAA              3,600,000          3,514,500
--------------------------------------------------------------------------------------------------------------------------------
WISCONSIN--1.0%
       WI Health & Educational Facilities Authority RB,
       Sinai Samaritan Medical Center, Inc.,
       MBIA Insured, 5.75%, 8/15/16                                           Aaa/AAA              6,250,000          6,188,375
       -------------------------------------------------------------------------------------------------------------------------
       WI Housing & EDAU Home Ownership RRB,
       Series A, 7.10%, 3/1/23                                                Aa/AA                  740,000            779,953
                                                                                                                   ------------
                                                                                                                      6,968,328

--------------------------------------------------------------------------------------------------------------------------------
U.S. POSSESSIONS--4.0%
       PR Commonwealth GOB:
       6.50%, 7/1/14                                                          Baa1/A               6,690,000          7,397,334
       6.50%, 7/1/15                                                          Baa1/A               3,310,000          3,659,503
       -------------------------------------------------------------------------------------------------------------------------
       PR Commonwealth HTAU RB, Prerefunded:
       Series S, 6.625%, 7/1/18                                               NR/AAA               3,500,000          3,914,820
       Series T, 6.625%, 7/1/18                                               Aaa/AAA              5,500,000          6,151,860
       -------------------------------------------------------------------------------------------------------------------------
       PR EPAU RB, Unrefunded Balance, Series O, 7.125%, 7/1/14               Baa1/BBB+            2,350,000          2,523,266
       -------------------------------------------------------------------------------------------------------------------------
       PR Industrial Tourist Educational Medical &
       Environmental Control Facilities RB,
       Teachers Retirement System, Series B:
       5.50%, 7/1/21                                                          NR/AAA               1,500,000          1,461,600
       5.50%, 7/1/26                                                          NR/AAA               1,150,000          1,131,750
                                                                                                                   ------------
                                                                                                                     26,240,133
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $634,394,056)                                                        99.3%        657,607,983
--------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                                                                          0.7          4,533,849
                                                                                               -------------       ------------
NET ASSETS                                                                                             100.0%      $662,141,832
                                                                                               =============       ============

11     Oppenheimer Municipal Bond Fund

-------------------------------------------------------------------------------

        1. Represents the current interest rate for a variable rate bond. These bonds known as "inverse floaters" pay interest at a rate that varies inversely with short-term interest rates. As interest rates rise, inverse floaters produce less current income. Their price may be more volatile than the price of a comparable fixed-rate security. Inverse floaters amount to $68,555,885 or 10.35% of the Fund's net assets at January 31, 1997.

        2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $15,325,200 or 2.31% of the Fund's net assets, at January 31, 1997.

        3. Securities with an aggregate market value of $2,634,544 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.

        4. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

        As of January 31, 1997, securities subject to the alternative minimum tax amounted to $122,318,136 or 18.47% of the Fund's net assets.

        To simplify the listings of the Oppenheimer Municipal Bond Fund holdings in the Statement of Investments, we have abbreviated the descriptions of many of the securities per the table below:

       AAAU   --Alliance Airport Authority, Inc.                 HFDC   --Health Facilities Development Corp.
       AB     --Airport Board                                    HFFAU  --Health Facilities Finance Authority
       AIC    --Airports Improvement Corp.                       HTAU   --Highway & Transportation Authority
       BOE    --Board of Education                               ID     --Industrial Development
       CAP    --Capital Appreciation                             IDAU   --Industrial Development Authority
       CDAU   --Communities Development Authority                LGAC   --Local Government Assistance Corp.
       COP    --Certificates of Participation                    MH     --Multifamily Housing
       CUS    --City University System                           MPA    --Municipal Power Agency
       DAU    --Development Authority                            MUAU   --Municipal Utilities Authority
       ED     --Economic Development                             NYC    --New York City
       EDAU   --Economic Development Authority                   NYS    --New York State
       EDFAU  --Economic Development Finance Authority           PAUNYNJ--Port Authority of New York & New Jersey
       EPAU   --Electric Power Authority                         PAU    --Power Authority
       EU     --Electric Utilities                               PC     --Pollution Control
       FAU    --Finance Authority                                PPS    --Public Power System
       GOB    --General Obligation Bonds                         PWBL   --Public Works Board Lease
       GORB   --General Obligation Refunding Bonds               RB     --Revenue Bonds
       GORRB  --General Obligation Revenue Refunding Bond        RR     --Resource Recovery
       HCF    --Health Care Facilities                           RRB    --Revenue Refunding Bonds
       HEAA   --Higher Education Assistance Agency               SFM    --Single Family Mortgage
       HF     --Health Facilities                                SUEFS  --State University Educational Facilities System
       HFA    --Housing Finance Agency                           SWD    --Solid Waste Disposal
       HFAU   --Health Facilities Authority                      WSS    --Water & Sewer System

       See accompanying Notes to Financial Statements.

12     Oppenheimer Municipal Bond Fund

STATEMENT OF ASSETS AND LIABILITIES   January 31, 1997 (Unaudited)

===========================================================================================================================
ASSETS
       Investments, at value (cost $634,394,056)--see accompanying statement                                    $657,607,983
       --------------------------------------------------------------------------------------------------------------------
       Cash                                                                                                          124,162
       ---------------------------------------------------------------------------------------------------------------------
       Receivables:
       Interest                                                                                                    7,539,199
       Investments sold                                                                                            1,009,643
       Shares of beneficial interest sold                                                                            330,370
       ---------------------------------------------------------------------------------------------------------------------
       Other                                                                                                          72,843
                                                                                                                ------------
       Total assets                                                                                              666,684,200

----------------------------------------------------------------------------------------------------------------------------
LIABILITIES
       Payables and other liabilities:
       Dividends                                                                                                   2,087,776
       Shares of beneficial interest redeemed                                                                      1,424,695
       Daily variation on futures contracts--Note 5                                                                  568,750
       Trustees' fees                                                                                                275,646
       Distribution and service plan fees                                                                            129,777
       Other                                                                                                          55,724
                                                                                                                ------------
       Total liabilities                                                                                           4,542,368

----------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                                      $662,141,832
                                                                                                                ------------
============================================================================================================================
COMPOSITION OF
NET ASSETS
       Paid-in capital                                                                                          $636,775,455
       ---------------------------------------------------------------------------------------------------------------------
       Undistributed net investment income                                                                         1,359,624
       ---------------------------------------------------------------------------------------------------------------------
       Accumulated net realized gain on investment transactions                                                      461,576
       ---------------------------------------------------------------------------------------------------------------------
       Net unrealized appreciation on investments--Notes 3 and 5                                                  23,545,177
                                                                                                                ------------
       Net assets                                                                                               $662,141,832
                                                                                                                ============

============================================================================================================================
NET ASSET VALUE
PER SHARE
       Class A Shares:
       Net asset value and redemption price per share (based on net assets of $580,031,154 and
       58,676,179 shares of beneficial interest outstanding)                                                          $ 9.89
       Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)                $10.38

       ---------------------------------------------------------------------------------------------------------------------
       Class B Shares:
       Net asset value, redemption price and offering price per share (based on net assets of
       $77,260,040 and 7,828,669 shares of beneficial interest outstanding)                                          $  9.87

       ---------------------------------------------------------------------------------------------------------------------
       Class C Shares:
       Net asset value, redemption price and offering price per share (based on net assets of
       $4,850,638 and 491,560 shares of beneficial interest outstanding)                                             $  9.87

       See accompanying Notes to Financial Statements.

13     Oppenheimer Municipal Bond Fund

STATEMENT OF OPERATIONS   For the Six Months Ended January 31, 1997
(Unaudited)




============================================================================================================================
INVESTMENT INCOME
       Interest                                                                                                  $21,772,718

----------------------------------------------------------------------------------------------------------------------------
EXPENSES
       Management fees--Note 4                                                                                     1,768,801
       ---------------------------------------------------------------------------------------------------------------------
       Distribution and service plan fees--Note 4:
       Class A                                                                                                       648,796
       Class B                                                                                                       383,422
       Class C                                                                                                        23,232
       ---------------------------------------------------------------------------------------------------------------------
       Transfer and shareholder servicing agent fees--Note 4                                                         226,057
       ---------------------------------------------------------------------------------------------------------------------
       Shareholder reports                                                                                            65,557
       ---------------------------------------------------------------------------------------------------------------------
       Trustees' fees and expenses--Note 1                                                                            63,029
       ---------------------------------------------------------------------------------------------------------------------
       Custodian fees and expenses                                                                                    32,418
       ---------------------------------------------------------------------------------------------------------------------
       Legal and auditing fees                                                                                        14,094
       ---------------------------------------------------------------------------------------------------------------------
       Insurance expenses                                                                                             10,656
       ---------------------------------------------------------------------------------------------------------------------
       Registration and filing fees:
       Class B                                                                                                           849
       Class C                                                                                                           245
       ---------------------------------------------------------------------------------------------------------------------
       Other                                                                                                           7,940
                                                                                                                  ----------
       Total expenses                                                                                              3,245,096

----------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                                             18,527,622

----------------------------------------------------------------------------------------------------------------------------
REALIZED AND
UNREALIZED GAIN (LOSS)

       Net realized gain (loss) on:
       Investments                                                                                                 2,421,006
       Closing of futures contracts                                                                               (1,936,327)
                                                                                                                  ----------
       Net realized gain                                                                                             484,679
       ---------------------------------------------------------------------------------------------------------------------
       Net change in unrealized appreciation or depreciation on investments                                        8,587,194
                                                                                                                  ----------
       Net realized and unrealized gain                                                                            9,071,873

----------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                             $27,599,495
                                                                                                                 ===========

       See accompanying Notes to Financial Statements.

14     Oppenheimer Municipal Bond Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                          SIX MONTHS ENDED                      YEAR ENDED
                                                                          JANUARY 31, 1997   PERIOD ENDED       DECEMBER 31,
                                                                          (UNAUDITED)        JULY 31, 1996(1)   1995
----------------------------------------------------------------------------------------------------------------------------
OPERATIONS
       Net investment income                                              $ 18,527,622       $ 21,806,993       $ 35,280,169
       ---------------------------------------------------------------------------------------------------------------------
       Net realized gain (loss)                                                484,679         10,273,043        (10,060,187)
       ---------------------------------------------------------------------------------------------------------------------
       Net change in unrealized appreciation or depreciation                 8,587,194        (27,145,177)        79,929,069
                                                                          ------------       ------------       ------------
       Net increase in net assets resulting from operations                 27,599,495          4,934,859        105,149,051

----------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND
DISTRIBUTIONS TO
SHAREHOLDERS
       Dividends from net investment income:
       Class A                                                             (16,020,877)       (19,338,196)       (31,334,557)
       Class B                                                              (1,783,088)        (2,010,127)        (3,003,846)
       Class C                                                                (108,064)           (84,287)           (19,720)
       ---------------------------------------------------------------------------------------------------------------------
       Distributions in excess of  net investment income:
       Class A                                                                      --                 --         (1,231,760)
       Class B                                                                      --                 --           (140,728)
       Class C                                                                      --                 --             (3,835)
----------------------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST
TRANSACTIONS
       Net increase (decrease) in net assets resulting from
       beneficial interest transactions--Note 2:
       Class A                                                             (18,819,234)       (29,466,037)        30,679,725
       Class B                                                               2,131,403          3,308,384         12,510,842
       Class C                                                                 578,006          2,283,590          1,925,528
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS
       Total increase (decrease)                                            (6,422,359)       (40,371,814)       114,530,700
       ---------------------------------------------------------------------------------------------------------------------
       Beginning of period                                                 668,564,191        708,936,005        594,405,305
                                                                          ------------       ------------       ------------
End of period (including undistributed net investment
       income of $1,359,624, $591,821 and $744,031, respectively)         $662,141,832       $668,564,191       $708,936,005
                                                                          ============       ============       ============

       1. The Fund changed its fiscal year end from December 31 to July 31. See accompanying Notes to Financial Statements.

15     Oppenheimer Municipal Bond Fund

     FINANCIAL HIGHLIGHTS

                                                                       CLASS A
                                                                       ----------------------------------------------------------
                                                                       SIX MONTHS         PERIOD
                                                                       ENDED              ENDED
                                                                       JANUARY 31, 1997   JULY 31,        YEAR ENDED DECEMBER 31,
                                                                       (UNAUDITED)        1996(2)         1995           1994
=================================================================================================================================
        PER SHARE OPERATING DATA:
        Net asset value, beginning of period                              $   9.74         $   9.98        $   8.93      $  10.44
        -------------------------------------------------------------------------------------------------------------------------
        Income (loss) from investment operations:
        Net investment income                                                  .28              .32             .54           .57
        Net realized and unrealized gain (loss)                                .14             (.25)           1.06         (1.52)
                                                                       -----------        ---------       ---------      --------
        Total income (loss) from investment operations                         .42              .07            1.60          (.95)
        -------------------------------------------------------------------------------------------------------------------------
        Dividends and distributions to shareholders:
        Dividends from net investment income                                  (.27)            (.31)           (.54)         (.56)
        Dividends in excess of net investment income                            --               --            (.01)           --
        Distributions from net realized gain                                    --               --              --            --
        Distributions in excess of net realized gain                            --               --              --            --(4)
                                                                       -----------        ---------       ---------      --------
        Total dividends and distributions to shareholders                     (.27)            (.31)           (.55)         (.56)
        -------------------------------------------------------------------------------------------------------------------------
        Net asset value, end of period                                    $   9.89         $   9.74        $   9.98      $   8.93
                                                                       ===========        =========       =========      --------
        =========================================================================================================================
        TOTAL RETURN, AT NET ASSET VALUE(5)                                   4.36%            0.77%          18.28%        (9.19)%

        =========================================================================================================================
        RATIOS/SUPPLEMENTAL DATA:
        Net assets, end of period (in thousands)                          $580,031         $590,299        $634,473      $541,161
        -------------------------------------------------------------------------------------------------------------------------
        Average net assets (in thousands)                                 $589,447         $606,509        $569,859      $582,038
        -------------------------------------------------------------------------------------------------------------------------
        Ratios to average net assets:
        Net investment income                                                 5.58%(6)         5.58%(6)        5.65%         5.94%
        Expenses                                                              0.87%(6)         0.92%(6)        0.88%         0.88%
        -------------------------------------------------------------------------------------------------------------------------
        Portfolio turnover rate(7)                                            11.8%            23.9%           25.1%         21.7%

       1. For the period from August 29, 1995 (inception of offering) to December 31, 1995.

       2. The Fund changed its fiscal year end from December 31 to July 31.

       3. For the period from March 16, 1993 (inception of offering) to December 31, 1993.

       4. Less than $.005 per share.

       5. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.


16     Oppenheimer Municipal Bond Fund

                             CLASS B
------------------------     ----------------------------------------------------------------------------
                             SIX MONTHS         PERIOD
                             ENDED              ENDED
                             JANUARY 31, 1997   JULY 31,         YEAR ENDED DECEMBER 31,
 1993              1992      (UNAUDITED)        1996(2)          1995            1994          1993(3)
=========================================================================================================

$   9.94        $   9.77        $  9.73            $  9.96        $  8.92         $ 10.43        $ 10.22
---------------------------------------------------------------------------------------------------------

     .59             .62            .24                .27            .47             .50            .41
     .74             .25            .13               (.23)          1.05           (1.52)           .43
--------       ---------     ----------         ----------       --------        --------      ---------
    1.33             .87            .37                .04           1.52           (1.02)           .84
---------------------------------------------------------------------------------------------------------

    (.62)           (.58)          (.23)              (.27)          (.47)           (.49)          (.42)
      --              --             --                 --           (.01)             --             --
    (.21)           (.12)            --                 --             --              --           (.21)
      --              --             --                 --             --              --(4)          --
--------       ---------     ----------         ----------       --------        --------      ---------
    (.83)           (.70)          (.23)              (.27)          (.48)           (.49)          (.63)
---------------------------------------------------------------------------------------------------------
$  10.44        $   9.94        $  9.87            $  9.73        $  9.96         $  8.92        $ 10.43
========       =========     ==========         ==========       ========        ========      =========

=========================================================================================================
   13.79%           9.20%          3.87%              0.43%         17.30%          (9.91)%         8.49%
---------------------------------------------------------------------------------------------------------

$608,128        $496,628        $77,260            $74,055        $72,488         $53,245        $33,024
---------------------------------------------------------------------------------------------------------
$567,777        $438,684        $76,245            $73,047        $63,669         $46,548        $16,444
---------------------------------------------------------------------------------------------------------

    5.71%           6.34%          4.79%(6)           4.79%(6)       4.84%           5.11%          4.54%(6)
    0.88%           0.94%          1.65%(6)           1.70%(6)       1.68%           1.69%          1.74%(6)
---------------------------------------------------------------------------------------------------------
    30.2%           34.2%          11.8%              23.9%          25.1%           21.7%          30.2%


CLASS C
-------------------------------------------
SIX MONTHS         PERIOD          PERIOD
ENDED              ENDED           ENDED
JANUARY 31, 1997   JULY 31,        DEC. 31,
(UNAUDITED)        1996(2)         1995(1)
--------------------------------------------

    $ 9.73            $ 9.96         $ 9.58
-------------------------------------------

       .24               .27            .15
       .13              (.23)           .39
----------         ---------       --------
       .37               .04            .54
-------------------------------------------

      (.23)             (.27)          (.15)
        --                --           (.01)
        --                --             --
        --                --             --
----------         ---------       --------
      (.23)             (.27)          (.16)
-------------------------------------------
    $ 9.87            $ 9.73         $ 9.96
==========         =========       ========

===========================================
      3.86%             0.40%          5.64%
-------------------------------------------

    $4,851            $4,210         $1,975
-------------------------------------------
    $4,622            $3,105         $1,506
-------------------------------------------

      4.78%(6)          4.72%(6)       4.49%(6)
      1.65%(6)          1.75%(6)       1.64%(6)
-------------------------------------------
      11.8%             23.9%          25.1%

         6. Annualized.

         7.The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended January 31, 1997 were $78,756,210 and $86,428,623, respectively.

         See accompanying Notes to Financial Statements.


17     Oppenheimer Municipal Bond Fund

NOTES TO FINANCIAL STATEMENTS   (Unaudited)

===============================================================================
1. SIGNIFICANT
   ACCOUNTING POLICIES
        Oppenheimer Municipal Bond Fund (the Fund), formerly named Oppenheimer Tax-Free Bond Fund, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek the maximum current income exempt from federal income taxes for individual investors as is available from municipal securities that is consistent with preservation of capital. The Fund's investment adviser is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

        -----------------------------------------------------------------------
        INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.

        -----------------------------------------------------------------------
        ALLOCATION OF INCOME, EXPENSES, AND GAINS AND LOSSES.
        Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

        -----------------------------------------------------------------------
        FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

        -----------------------------------------------------------------------
        TRUSTEES' FEES AND EXPENSES. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the six months ended January 31, 1997, a provision of $37,105 was made for the Fund's projected benefit obligations, and payments of $11,314 were made to retired trustees, resulting in an accumulated liability of $272,796 at January 31, 1997.

        -----------------------------------------------------------------------
        DISTRIBUTIONS TO SHAREHOLDERS. The Fund intends to declare dividends separately for Class A, Class B and Class C shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.

        -----------------------------------------------------------------------
        CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of premium amortization for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (loss) was recorded by the Fund.

18     Oppenheimer Municipal Bond Fund

# 1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

        OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Original issue discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. For bonds acquired after April 30, 1993, accrued market discount is recognized at maturity or disposition as taxable ordinary income. Taxable ordinary income is realized to the extent of the lesser of gain or accrued market discount. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

                    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

===============================================================================
2. SHARES OF
   BENEFICIAL INTEREST

        The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                        SIX MONTHS ENDED JANUARY 31, 1997           PERIOD ENDED JULY 31, 1996(2)
                                        ---------------------------------           -----------------------------
                                        SHARES               AMOUNT                 SHARES           AMOUNT
-----------------------------------------------------     -------------------------------------------------------
Class A:
Sold                                     2,428,819           $ 23,919,733            4,747,849       $ 46,379,774
Issued in connection with the
acquisition of Quest National Tax-
Exempt Fund--Note 6                             --                     --                   --                 --
Dividends and distributions
reinvested                               1,069,299             10,524,580            1,312,265         12,765,106
Redeemed                                (5,408,806)           (53,263,547)          (9,076,955)       (88,610,917)
                                        ----------           ------------           ----------       ------------
Net increase (decrease)                 (1,910,688)          $(18,819,234)          (3,016,841)      $(29,466,037)
                                        ==========           ============           ==========       ============

-----------------------------------------------------------------------------------------------------------------
Class B:
Sold                                       639,027           $  6,282,236            1,143,171       $ 11,161,707
Dividends and distributions
reinvested                                 117,516              1,154,936              136,205          1,322,907
Redeemed                                  (539,891)            (5,305,769)            (943,865)        (9,176,230)
                                        ----------           ------------           ----------       ------------
Net increase                               216,652           $  2,131,403              335,511       $  3,308,384
                                        ==========           ============           ==========       ============

-----------------------------------------------------------------------------------------------------------------
Class C:
Sold                                        88,251           $    868,734              241,982       $  2,355,795
Dividends and distributions
reinvested                                   6,756                 66,403                4,841             46,807
Redeemed                                   (36,245)              (357,131)             (12,272)          (119,012)
                                        ----------           ------------           ----------       ------------
Net increase                                58,762           $    578,006              234,551       $  2,283,590
                                        ==========           ============           ==========       ============





                                            YEAR ENDED DECEMBER 31, 1995(1)
                                            ---------------------------------
                                            SHARES               AMOUNT
-----------------------------------------------------------------------------
Class A:
Sold                                          7,178,151          $ 68,805,897
Issued in connection with the
acquisition of Quest National Tax-
Exempt Fund--Note 6                           7,276,353            71,599,310
Dividends and distributions
reinvested                                    2,221,310            21,323,241
Redeemed                                    (13,705,703)         (131,048,723)
                                            -----------          ------------
Net increase (decrease)                       2,970,111          $ 30,679,725
                                            ===========          ============

-----------------------------------------------------------------------------
Class B:
Sold                                          2,306,017          $ 22,148,575
Dividends and distributions
reinvested                                      219,509             2,106,903
Redeemed                                     (1,221,000)          (11,744,636)
                                            -----------          ------------
Net increase                                  1,304,526          $ 12,510,842
                                            ===========          ============

-----------------------------------------------------------------------------
Class C:
Sold                                            223,883          $  2,176,098
Dividends and distributions
reinvested                                          553                 5,492
Redeemed                                        (26,189)             (256,062)
                                            -----------          ------------
Net increase                                    198,247          $  1,925,528
                                            ===========          ============


       1. For the year ended December 31, 1995 for both Class A and B shares and for the period from August 29, 1995 (inception of offering) to December 31, 1995 for Class C shares.

       2. The Fund changed its fiscal year end from December 31 to July 31.

================================================================================
3. UNREALIZED GAINS AND
   LOSSES ON INVESTMENTS

        At January 31, 1997, net unrealized appreciation on investments of $23,213,927 was composed of gross appreciation of $27,717,724, and gross depreciation of $4,503,797.

19     Oppenheimer Municipal Bond Fund

===============================================================================
4. MANAGEMENT FEES AND
   OTHER TRANSACTIONS
   WITH AFFILIATES

        Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.60% on the first $200 million of average annual net assets, 0.55% on the next $100 million, 0.50% on the next $200 million, 0.45% on the next $250 million, 0.40% on the next $250 million and 0.35% on net assets in excess of $1 billion. The Manager has agreed to assume Fund expenses (with specified exceptions) in excess of the most stringent applicable regulatory limit on Fund expenses.

                     For the six months ended January 31, 1997, commissions (sales charges paid by investors) on sales of Class A shares totaled $392,198, of which $99,864 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $209,845 and $8,568, of which $8,460 was paid to an affiliated broker/dealer for Class B. During the six months ended January 31, 1997, OFDI received contingent deferred sales charges of $81,860 upon redemption of Class B shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

                     OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

                     The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the six months ended January 31, 1997, OFDI paid $56,050 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.

                     The Fund has adopted compensation type Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its services and costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B and Class C shares, as compensation for sales commissions paid from its own resources at the time of sale and associated financing costs. If the Plans are terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for certain expenses it incurred before the Plans were terminated. OFDI also receives a service fee of 0.25% per year as compensation for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Fund, including amounts paid to brokers, dealers, banks and other financial institutions. Both fees are computed on the average annual net assets of Class B and Class C shares, determined as of the close of each regular business day. During the six months ended January 31, 1997, OFDI paid $4,955 to an affiliated broker/dealer as compensation for Class B personal service and maintenance expenses and retained $306,370 and $16,561, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. At January 31, 1997, OFDI had incurred unreimbursed expenses of $2,372,378 for Class B and $64,323 for Class C.

20     Oppenheimer Municipal Bond Fund

===============================================================================
5. FUTURES CONTRACTS

        The Fund may buy and sell interest rate futures contracts in order to gain exposure to or protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.

                     The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

                     Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

                     Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

                     Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

        At January 31, 1997, the Fund had outstanding futures contracts to sell debt securities as follows:

                                               EXPIRATION          NUMBER OF                 VALUATION AS OF           UNREALIZED
                                               DATE                FUTURES CONTRACTS         JANUARY 31, 1997          APPRECIATION
       ----------------------------------------------------------------------------------------------------------------------------
       U.S. Treasury Bonds                     3/97                650                       $72,434,375               $331,250

===============================================================================
6. ACQUISITION OF MI FUND, INC.
   AND QUEST NATIONAL
   TAX-EXEMPT FUND

        On November 24, 1995, Oppenheimer Municipal Bond Fund acquired all of the net assets of Quest National Tax-Exempt Fund, pursuant to an Agreement and Plan of Reorganization approved by the Quest National Tax-Exempt Fund shareholders on November 16, 1995. The Fund issued 7,276,353 shares of beneficial interest, valued at $71,599,310, in exchange for the net assets, resulting in combined net assets of $711,397,113 on November 24, 1995. The net assets acquired included net unrealized appreciation of $3,756,263. The exchange was tax-free.

21     Oppenheimer Municipal Bond Fund

OPPENHEIMER MUNICIPAL BOND FUND

================================================================================
OFFICERS AND TRUSTEES
       Leon Levy, Chairman of the Board of Trustees
       Donald W. Spiro, Vice Chairman of the Board of Trustees
       Bridget A. Macaskill, Trustee and President
       Robert G. Galli, Trustee
       Benjamin Lipstein, Trustee
       Elizabeth B. Moynihan, Trustee
       Kenneth A. Randall, Trustee
       Edward V. Regan, Trustee
       Russell S. Reynolds, Jr., Trustee
       Pauline Trigere, Trustee
       Clayton K. Yeutter, Trustee
       Robert E. Patterson, Vice President
       Jerry A. Webman, Vice President
       George C. Bowen, Treasurer
       Robert J. Bishop, Assistant Treasurer
       Scott T. Farrar, Assistant Treasurer
       Andrew J. Donohue, Secretary
       Robert G. Zack, Assistant Secretary

================================================================================
INVESTMENT ADVISER
       OppenheimerFunds, Inc.

================================================================================
DISTRIBUTOR
       OppenheimerFunds Distributor, Inc.

================================================================================
TRANSFER AND SHAREHOLDER SERVICING AGENT
       OppenheimerFunds Services

================================================================================
CUSTODIAN OF PORTFOLIO SECURITIES
       Citibank, N.A.

================================================================================
INDEPENDENT AUDITORS
       KPMG Peat Marwick LLP

================================================================================
LEGAL COUNSEL
        Gordon Altman Butowsky Weitzen Shalov & Wein

        The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors. This is a copy of a report to shareholders of Oppenheimer Municipal Bond Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Municipal Bond Fund. For material information concerning the Fund, see the Prospectus. Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

22     Oppenheimer Municipal Bond Fund

       OPPENHEIMERFUNDS FAMILY

================================================================================
        OppenheimerFunds offers over 50 funds designed to fit virtually every investment goal. Whether you're investing for retirement, your children's education or tax-free income, we have the funds to help you seek your objective.

                     When you invest with OppenheimerFunds, you can feel comfortable knowing that you are investing with a respected financial institution with over 35 years of experience in helping people just like you reach their financial goals. And you're investing with a leader in global, growth stock and flexible fixed-income investments--with over 3 million shareholder accounts and more than $60 billion under OppenheimerFunds' management and that of our affiliates.

                     At OppenheimerFunds we don't charge a fee to exchange shares. And you can exchange shares easily by mail or by telephone.(1) For more information on Oppenheimer funds, please contact your financial adviser or call us at 1-800-525-7048 for a prospectus. You may also write us at the address shown on the back cover. As always, please read the prospectus carefully before you invest.

================================================================================
STOCK FUNDS
       Developing Markets Fund           Quest Capital Value Fund
       Global Emerging Growth Fund       Growth Fund
       Enterprise Fund(2)                Global Fund
       International Growth Fund         Quest Global Value Fund
       Discovery Fund                    Disciplined Value Fund
       Quest Small Cap Value Fund        Oppenheimer Fund
       Gold & Special Minerals Fund      Value Stock Fund
       Capital Appreciation Fund(3)      Quest Value Fund

================================================================================
STOCK & BOND FUNDS
       Main Street Income & Growth Fund  Equity Income Fund
       Quest Opportunity Value Fund      Disciplined Allocation Fund
       Total Return Fund                 Multiple Strategies Fund(4)
       Quest Growth & Income Value Fund  Strategic Income & Growth Fund
       Global Growth & Income Fund       Bond Fund for Growth

================================================================================
BOND FUNDS
       International Bond Fund           Bond Fund
       High Yield Fund                   U.S. Government Trust
       Champion Income Fund              Limited-Term Government Fund
       Strategic Income Fund

================================================================================
MUNICIPAL FUNDS
       California Municipal Fund(5)      Insured Municipal Fund
       Florida Municipal Fund(5)         Intermediate Municipal Fund
       New Jersey Municipal Fund(5)
       New York Municipal Fund(5)        Rochester Division
       Pennsylvania Municipal Fund(5)    Rochester Fund Municipals
       Municipal Bond Fund               Limited Term New York Municipal Fund

================================================================================
MONEY MARKET FUNDS(6)
       Money Market Fund                 Cash Reserves

================================================================================
LIFESPAN
      Growth Fund                        Income Fund
      Balanced Fund

       1. Exchange privileges are subject to change or termination. Shares may be exchanged only for shares of the same class of eligible funds.

       2. Effective 4/1/96, the Fund is closed to new investors.

       3. On 12/18/96, the Fund's name was changed from "Target Fund."

       4. On 3/6/97, the Fund's name was changed from "Asset Allocation Fund."

       5. Available only to investors in certain states.

       6. An investment in money market funds is neither insured nor guaranteed by the U.S. government and there can be no assurance that a money market fund will be able to maintain a stable net asset value of $1.00 per share. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

       (C) Copyright 1997 OppenheimerFunds, Inc. All rights reserved.

23     Oppenheimer Municipal Bond Fund

INFORMATION

GENERAL INFORMATION
Monday-Friday 8:30 a.m.-9 p.m. ET
Saturday 10 a.m.-2 p.m. ET
1-800-525-7048

TELEPHONE TRANSACTIONS
Monday-Friday 8:30 a.m.-8 p.m. ET
1-800-852-8457

PHONELINK
24 hours a day, automated
information and transactions
1-800-533-3310

TELECOMMUNICATIONS DEVICE
FOR THE DEAF (TDD)
Monday-Friday 8:30 a.m.-8 p.m. ET
1-800-843-4461

OPPENHEIMERFUNDS
INFORMATION HOTLINE
24 hours a day, timely and insightful
messages on the economy and
issues that affect your investments
1-800-835-3104

RS0310.001.0197       March 31, 1997

[PHOTO]

CUSTOMER SERVICE REPRESENTATIVE
OPPENHEIMERFUNDS SERVICES

"HOW MAY I HELP YOU?"

        As an Oppenheimer fund shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

        And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.

        When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number. And, by enrolling in AccountLink, a convenient service that "links" your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number to make investments.

        For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

        You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.

        So call us today--we're here to help.

[OPPENHEIMERFUNDS LOGO]

OppenheimerFunds Distributor, Inc.
P.O. Box 5270
Denver, CO 80217-5270
-------------------
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U.S. Postage
PAID
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Torrington, CT
-------------------